Related-party transactions	12 Months Ended
Dec. 31, 2023
Related-party transactions [Abstract]
Related-party transactions

16.Related-party transactions

Board of directors and executive management compensation

Key management includes the board of directors and executive management. For 2023, there were eight members (2022 and 2021: eight) of the Board (excluding the CEO) and seven members (2022: seven and 2021: six) of executive management (including the CEO). Compensation was as follows:

	For the Year Ended
	December 31,
In CHF thousands	2023	2022	2021
Short-term employee benefits	4,661	4,187	4,403
Post-employment benefits	446	295	266
Share-based compensation	3,251	2,503	2,997
Total compensation	8,358	6,985	7,666